UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 11, 2026

BOSTON OMAHA CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 Dodge Street, Suite 3300 Omaha, Nebraska 68102 (Address and telephone number of principal executive offices, including zip code)
(857) 256-0079 (Registrant's telephone number, including area code)
Not Applicable (Former name or address, if changed since last report)

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, $0.001 par value per share	BOC	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On  November 13, 2026, Boston Omaha Corporation (the “Company”) issued a press release entitled “Boston Omaha Corporation Announces Third Quarter 2026 Financial Results” (the "Press Release"). The full text of the Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1. The Press Release was also simultaneously filed on the Company’s website. On the same date, the Company filed on its website a presentation entitled "Boston Omaha Q3 2026 Financial Results" (the "Presentation"). A copy of the Presentation is attached to this Current Report on Form 8-K as Exhibit 99.2. The Press Release also provided information as to the location of the Presentation on the Company's website. In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01	OTHER INFORMATION.

As previously announced, on September 10, 2026, the Board of Directors (the “Board”) of the Company approved and authorized a new share repurchase program (the “Share Repurchase Program”), pursuant to which the Company intends to repurchase up to $30 million of its Class A common stock.  On November 11, 2026, the Board voted to increase the size of the Share Repurchase Program from $30 million to $85 million.  The acquisition of shares under the Share Repurchase Program may be effected from time to time through open market purchases (including under a plan adopted pursuant to Rule 10b5-1 promulgated under the Securities Exchange Act of 1934) or other methods of acquiring shares, in each case on such terms and at such times as shall be permitted by applicable securities laws and determined by the Company’s management. Under this new program, share repurchases may be made from time to time depending on market conditions, share price, share availability, and other factors at the Company’s discretion. The Share Repurchase Program expires on the earlier of December 31, 2027 or when $85 million of Class A common stock has been repurchased under the Share Repurchase Program. Pursuant to the Share Repurchase Program, the Company is not obligated to repurchase any specific number of shares of its Class A common stock. Any repurchase of shares will take place in open market transactions or privately negotiated transactions in accordance with applicable securities and other laws, including the Securities Exchange Act of 1934. The Company intends to finance the repurchase program using its available cash and cash equivalents. The Board may modify, suspend, extend or terminate the Share Repurchase Program at any time

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press release dated November 13, 2026.
99.2	Presentation dated November 13, 2026 titled "Boston Omaha Q3 2026 Financial Results"
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION (Registrant)

By:	/s/ Joshua P. Weisenburger
Joshua P. Weisenburger, Chief FiInancial Officer

Date: November 13, 2026

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